UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported) February 2, 2023

AMCON DISTRIBUTING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-15589	47-0702918
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7405 Irvington Road, Omaha NE 68122

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 402-331-3727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFO 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by AMCON Distributing Company (the "Company") on February 7, 2023 (the "Initial Filing"). Item 2.01 of the Initial Filing reported that on February 3, 2023, the Company, through its wholly owned subsidiaries LOL Foods, Inc. and HF Real Estate, LLC, completed the acquisition of substantially all of Henry's Foods, Inc. ("HFI") wholesale distribution assets (the "Acquisition") held by HFI and The Eidsvold Family LLC ("EF LLC" and, together with HFI, the "HFI Entities").

The Initial Filing is being amended to provide the financial statements required by Item 9.01(a) and the pro forma information required by Item 9.01(b) with respect to the Acquisition, which were not included in the Initial Filing. Except for the filing of such financial statements and pro forma financial information, this Amendment No. 1 does not modify or update the Initial Filing.

Item 9.01	Financial Statements and Exhibits.

(a)            Financial Statements of Business Acquired.

The audited combined financial statements of the HFI Entities as of and for the years ended January 31, 2023 and 2022, together with the independent auditor’s reports thereon, are set forth in Exhibit 99.1 and incorporated by reference herein.

(b)            Pro Forma Financial Information.

The accompanying unaudited pro forma condensed combined financial statements are set forth as Exhibit 99.2 and incorporated by reference herein.

(d)            Exhibits.

The following additional exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION

99.1	Combined Financial Statements of the HFI Entities
99.2	Unaudited Pro Forma Condensed Combined Financial Statements of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCON DISTRIBUTING COMPANY
(Registrant)

Date: April 20, 2023	/s/ Charles J. Schmaderer

	Name:	Charles J. Schmaderer
	Title:	Vice President, Chief Financial Officer and Secretary